Exhibit 10.2
CONFIDENTIAL TREATMENT REQUESTED UNDER
17 C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.24b-2.
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SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST
FILED SEPARATELY WITH THE COMMISSION.
THE OMITTED MATERIAL HAS BEEN FILED
SEPARATELY WITH THE COMMISSION.

May 2012 Clearwire / Sprint Amendment to the 4G MVNO Agreement
This May 2012 Clearwire / Sprint Amendment to the 4G MVNO Agreement (this “Amendment”), is dated as of the date the last Party signs this Amendment (the “May 2012 Amendment Effective Date”) and is entered into between Clearwire Communications LLC, a Delaware limited liability company (“Clearwire”), and Sprint Spectrum L.P., a Delaware limited liability partnership, d/b/a Sprint (“Sprint”).
BACKGROUND
A.Clearwire, Comcast MVNO II, LLC, LLC, TWC Wireless, LLC, BHN Spectrum Investments, and Sprint are parties to that certain 4G MVNO Agreement dated as of November 28, 2008 (the “4G MVNO Agreement”).
B.Section 17.15 of the 4G MVNO Agreement provides that Clearwire and Sprint may, from time to time, amend the terms of the 4G MVNO Agreement applicable as between Clearwire and Sprint.
C.In accordance with Section 17.15 of the 4G MVNO Agreement, Clearwire and Sprint wish to amend the terms of the 4G MVNO Agreement applicable between Clearwire and Sprint as provided hereunder.

NOW, THEREFORE, the 4G MVNO Agreement as between Clearwire and Sprint is amended as follows:
OPERATIVE TERMS

1.	Section 2.11.1(c)(iv) of the 4G MVNO Agreement is deleted in its entirety and replaced with the following:
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2.	Section 3.3.2(c) of Schedule 7.1 to the 4G MVNO Agreement is deleted in its entirety and replaced with the following:

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3.	Section 3.3.2(e) of Schedule 7.1 to the 4G MVNO Agreement is deleted in its entirety and replaced with the following:

4.
[*****]Notwithstanding anything to the contrary contained in this Amendment, nothing herein shall impair, diminish or affect any of Clearwire's rights under Section 9.6 of the 4G MVNO Agreement, and all of the provisions of this Amendment are subject to Clearwire's rights under Section 9.6 of the 4G MVNO Agreement.

5.
All other terms and conditions in the 4G MVNO Agreement, not amended above, shall remain in full force and effect. Except as expressly provided in this Amendment, nothing herein shall operate as, or be deemed to constitute, a waiver of any rights or benefits by any party to the 4G MVNO Agreement, and each party retains all of its rights under the 4G MVNO Agreement.

6.
This Amendment may be executed and delivered (including by facsimile or electronic transmission) in any number of counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute a single instrument.

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Confidential Information – Subject to Nondisclosure Obligations

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its authorized representative as of the day and year written below.

CLEARWIRE COMMUNICATIONS LLC            SPRINT SPECTRUM L.P.

By: /s/ Don Stroberg        By: /s/ Todd Rowley

Name: Don Stroberg        Name:Todd Rowley

Title: SVP Wholesale        Title:VP Business Development

Date: 5/3/12        Date: 5/15/12

Confidential Information – Subject to Nondisclosure Obligations

Schedule 2.11.1(c)(iv)

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Confidential Information – Subject to Nondisclosure Obligations
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